Exhibit 99.1
WESTERN ASSET MORTGAGE CAPITAL CORPORATION
ANNOUNCES FOURTH QUARTER AND FULL YEAR 2022 RESULTS

Conference Call and Webcast Scheduled for Tomorrow, Friday, March 3, 2023 at
11:00 a.m. Eastern Time/8:00 a.m. Pacific Time

Pasadena, CA, March 2, 2023 – Western Asset Mortgage Capital Corporation (the “Company” or "WMC") (NYSE: WMC) today reported its results for the fourth quarter and the year ended December 31, 2022.

FULL YEAR HIGHLIGHTS

•The Company continues to execute on its business strategy to focus on residential real estate investments, completing securitizations of $834.2 million of Residential Whole Loans in the first and third quarters of 2022 (Arroyo 2022-1 and Arroyo 2022-2), which allowed the Company to secure $750.8 million of long-term fixed rate financing.
•The Company's core assets have performed well in 2022, with $216.1 million received from the repayment or paydown of Residential Whole Loans.
•In addition, the Company took a series of actions in 2022 to deleverage, build liquidity and strengthen its balance sheet, including the sale of $56.4 million of Non-Agency RMBS and other securities and the repurchase of its outstanding 2022 Notes in full at maturity in October for $26.0 million.
•Furthermore, on February 3, 2023, the CRE 3 loan was sold to an unaffiliated third party for $8.8 million, which was equal to the fair value of the loan at December 31, 2022.

FOURTH QUARTER FINANCIAL 2022 RESULTS
▪GAAP book value per share was $15.70 at December 31, 2022.
▪Economic book value1 per share was $17.23 at December 31, 2022.
▪GAAP Net loss attributable to common shareholders and participating securities of $828 thousand, or $0.14 per share.
▪Distributable Earnings1 of $2.0 million, or $0.33 per basic and diluted share.
▪Economic return1,2 on book value was a negative 1.0% for the quarter.
▪Economic return1,2 on economic book value was negative 8.4% for the quarter.
▪1.24% annualized net interest margin1,3,4 on our investment portfolio.
▪2.9x recourse leverage as of December 31, 2022.
▪On December 21, 2022, the Company declared a fourth quarter common dividend of $0.40 per share.

FULL YEAR 2022 FINANCIAL RESULTS
▪GAAP Net loss attributable to common shareholders and participating securities of $89.1 million, or $14.77 per share.
▪Distributable earnings1 of $7.3 million, or $1.20 per basic and diluted share.
▪Economic return on book value1,2 was negative 46% for the year.
▪1.16% annualized net interest margin1,3,4 on our investment portfolio.
▪Declared quarterly common dividends for a total annual common dividend of $1.60 per share, adjusted for the July 2022 1-for-10 reverse stock split.
(1)    Non-GAAP measure. Refer to pages 16 through 20 for reconciliations.
(2)    Economic return is calculated by taking the sum of: (i) the total dividends declared; and (ii) the change in book value during the period and dividing by the beginning book value.
(3)    Includes interest-only securities accounted for as derivatives and the cost of interest rate swaps.
(4)    Excludes the consolidation of VIE trusts required under GAAP.

MANAGEMENT COMMENTARY

“In light of challenging market conditions, we continued to focus during the fourth quarter on strengthening our balance sheet and increasing our liquidity,” said Bonnie Wongtrakool, Chief Executive Officer of the Company. “We received approximately $40.0 million from the sale, repayment or paydowns of investments and used these proceeds to further reduce recourse debt.”

“Our fourth quarter and full-year financial results reflect the volatility in interest rates and asset prices as well as higher funding costs. For the fourth quarter, our GAAP book value per share declined 3.2% from the prior quarter, while economic book value per share declined 10.5%. We generated lower net interest income during the quarter on a smaller average portfolio and higher interest costs, lower prepayments from our residential portfolio, and stable operating expenses. Consequently, our distributable earnings of $2.0 million, or $0.33 per share, in the fourth quarter, were down $300 thousand from the third quarter.”

“We continue to move forward with our strategic review process, and to analyze alternatives that may involve a sale, merger, or other transaction involving the Company. The current market environment for mortgage REITs remains challenging, given the rapid rise in interest rates and the increased potential for an economic retrenchment, which has added complexity to our exploration of strategic partners.”

Greg Handler, Chief Investment Officer of the Company, added, “We continue to focus on maximizing the value of our portfolio and increasing our total liquidity. During the quarter, we received payoffs in our residential whole loan portfolio and sold down some of our non-agency residential securities. While spread widening put further pressure on the value of some of our assets, this was more than offset by spread tightening on our residential whole loans. We remain focused on monetizing our commercial holdings in a disciplined manner in order to continue strengthening our balance sheet and improving our liquidity.”

2022 QUARTERLY OPERATING RESULTS

The below table reflects a summary of our operating results:

	For the Three Months Ended
GAAP Results ($'s in thousands)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net interest income	$4,771	$5,699	$6,235	$4,283
Other income (loss):
Realized gain (loss), net	(3,118)	(35)	(45,661)	12,145
Unrealized gain (loss), net	2,427	(43,582)	16,185	(38,903)
Gain (loss) on derivative instruments, net	(381)	4,882	4,781	6,936
Other, net	105	(61)	(46)	(145)
Other Income (loss)	(967)	(38,796)	(24,741)	(19,967)
Total expenses	4,743	6,645	3,927	6,497
Income (loss) before income taxes	(938)	(39,742)	(22,433)	(22,181)
Income tax provision (benefit)	(105)	266	(46)	56
Net income (loss)	(833)	(40,008)	(22,387)	(22,237)
Net income attributable to non-controlling interest	(5)	2	—	3,616
Net income (loss) attributable to common stockholders and participating securities	$(828)	$(40,010)	$(22,387)	$(25,853)
Net income (loss) per common share – basic/diluted	$(0.14)	$(6.63)	$(3.71)	$(4.30)
Non-GAAP Results
Distributable earnings(1)	$2,018	$2,250	$2,650	$379
Distributable earnings per Common Share – Basic/Diluted(2)	$0.33	$0.37	$0.44	$0.06
Weighted average yield(3)(4)	5.02%	4.70%	4.30%	3.74%
Effective cost of funds(4)	4.46%	3.90%	3.60%	3.41%
Annualized net interest margin(3)(4)	1.24%	1.26%	1.25%	0.85%
(1)    For a reconciliation of GAAP Income to Distributable Earnings, refer to page 16 of this press release.
(2)    Presentation adjusted for effect of 1-for-10 reverse stock split subsequent to 6/30/2022.
(3)    Includes interest-only securities accounted for as derivatives.
(4)    Excludes the consolidation of VIE trusts required under GAAP.

INVESTMENT PORTFOLIO

Investment Activity

As of December 31, 2022, the Company owned an aggregate investment portfolio with a fair market value totaling $2.4 billion. The following table presents information regarding the Company’s investment portfolio as of December 31, 2022 (dollars in thousands):

Investment Type	Balance at December 31, 2021	Purchases	Loan Modification/Capitalized Interest	Principal Payments and Basis Recovery	Proceeds from Sales	Transfers to REO	Realized Gain/(Loss)	Unrealized Gain/(loss)	Premium and discount amortization, net	Balance at December 31, 2022
Agency RMBS and Agency RMBS IOs	$1,172	$—	N/A	$(103)	$—	N/A	$—	$(302)	$—	$767
Non-Agency RMBS	27,769	39,952	N/A	(1,011)	(31,790)	N/A	(2,396)	(9,197)	359	23,686
Non-Agency CMBS	105,358	—	N/A	(6,554)	(10,152)	N/A	(43,935)	40,104	615	85,436
Other securities(1)	51,648	—	N/A	—	(14,485)	N/A	(2,252)	(7,923)	274	27,262
Total MBS and other securities	185,947	39,952	N/A	(7,668)	(56,427)	N/A	(48,583)	22,682	1,248	137,151
Residential Whole Loans	1,023,502	411,919	96	(216,135)	(11,736)	(2,256)	(101)	(108,207)	(5,937)	1,091,145
Residential Bridge Loans	5,428	—	—	(2,670)	—	—	—	91	—	2,849
Commercial Loans	130,572	—	—	(20,593)	—	—	—	(19,977)	—	90,002
Securitized commercial loans	1,355,808	—	—	—	—	—	—	(297,343)	26,638	1,085,103
REO	$43,607	$—	$—	$—	$(55,573)	$2,255	$11,966	$—	$—	$2,255
Total Investments	$2,744,864	$451,871	$96	$(247,066)	$(123,736)	$(1)	$(36,718)	$(402,754)	$21,949	$2,408,505
(1)    At December 31, 2022 other securities include GSE Credit Risk Transfer securities with an estimated fair value of $22.3 million and student loans ABS with a fair value of $4.9 million.

Portfolio Characteristics

Residential Real Estate Investments

The Company's focus on residential real estate related investments includes, but is not limited to, non-qualified residential whole loans ("Non-QM Loans"), non-agency RMBS, and other related assets. The Company believes this focus allows it to address attractive market opportunities.

Residential Whole Loans

The Company's Residential Whole Loans generally have low loan-to-value ratios ("LTV's") and are comprised of 2,938 Non-QM adjustable rate mortgages and five investor fixed rate mortgages. The following table presents certain information about our Residential Whole-Loans investment portfolio as of December 31, 2022 (dollars in thousands):

			Weighted Average
Current Coupon Rate	Number of Loans	Principal Balance	Original LTV	Original FICO Score(1)	Expected Life (years)	Contractual Maturity (years)	Coupon Rate
2.01% - 3.00%	39	$22,277	66.3%	758	8.9	28.3	2.9%
3.01% - 4.00%	402	214,402	66.3%	759	7.3	28.5	3.7%
4.01% - 5.00%	1,337	453,811	64.1%	749	5.5	26.0	4.6%
5.01% - 6.00%	901	363,197	65.6%	742	4.7	26.7	5.4%
6.01% - 7.00%	249	105,933	69.9%	742	3.6	28.4	6.4%
7.01% - 8.00%	15	5,681	75.2%	730	3.0	29.2	7.4%
Total	2,943	$1,165,301	65.6%	748	5.5	27.0	4.8%
(1)The original FICO score is not available for 231 loans with a principal balance of approximately $76.6 million at December 31, 2022. We have excluded these loans from the weighted average.

The following table presents the aging of the Residential Whole Loans as of December 31, 2022 (dollars in thousands):

	Residential Whole Loans
	No of Loans	Principal	Fair Value
Current	2,910	$1,147,412	$1,074,409
1-30 days	14	6,983	6,678
31-60 days	—	—	—
61-90 days	6	2,165	2,032
90+ days	13	8,741	8,026
Total	2,943	$1,165,301	$1,091,145

Non-Agency RMBS

The following table presents the fair value and weighted average purchase price for each of our Non-agency RMBS categories, including IOs accounted for as derivatives, together with certain of their respective underlying loan collateral attributes and current performance metrics as of December 31, 2022 (fair value dollars in thousands):

		Weighted Average
Category	Fair Value	Purchase Price	Life (Years)	Original LTV	Original FICO	60+ Day Delinquent	6-Month CPR
Prime	$12,000	$79.78	11.9	67.8%	748	1.2%	17.9%
Alt-A	11,687	50.30	17.3	81.3%	661	17.5%	8.0%
Total	$23,687	$65.24	14.5	74.5%	705	9.2%	13.0%

Commercial Real Estate Investments

Non-Agency CMBS

The following table presents certain characteristics of our Non-Agency CMBS portfolio as of December 31, 2022 (dollars in thousands):

		Principal		Weighted Average
Type	Vintage	Balance	Fair Value	Life (Years)	Original LTV
Conduit:
	2006-2009	$69	$67	0.6	88.7%
	2010-2020	14,982	10,414	6.0	62.3%
		15,051	10,481	6.0	62.5%
Single Asset:
	2010-2020	94,215	74,954	1.1	65.3%
Total		$109,266	$85,435	1.7	65.0%

Commercial Loans
The following table presents our commercial loan investments as of December 31, 2022 (dollars in thousands):

Loan	Loan Type	Principal Balance	Fair Value	Original LTV	Interest Rate	Maturity Date	Extension Option	Collateral	Geographic Location
CRE 3	Interest-Only Mezzanine loan	$90,000	$8,777	58%	1-Month LIBOR plus 9.25%	6/29/2021	None(1)	Entertainment and Retail	NJ
CRE 4(2)	Interest-Only First Mortgage	22,204	22,050	63%	1-Month LIBOR plus 3.02%	8/6/2025(2)	None	Retail	CT
CRE 5	Interest-Only First Mortgage	24,535	24,433	62%	1-Month LIBOR plus 3.75%	11/6/2023 (3)	None	Hotel	NY
CRE 6	Interest-Only First Mortgage	13,207	13,151	62%	1-Month LIBOR plus 3.75%	11/6/2023 (3)	None	Hotel	CA
CRE 7	Interest-Only First Mortgage	7,259	7,229	62%	1-Month LIBOR plus 3.75%	11/6/2023 (3)	None	Hotel	IL, FL
SBC 3(4)	Interest-Only First Mortgage	14,362	14,362	49%	One-Month LIBOR plus 4.35%	1/6/2023	None	Nursing Facilities	CT
		$171,567	$90,002
(1)    At December 31, 2022, CRE 3 was in default and was not eligible for extension. On February 3, 2023, it was sold to an unaffiliated third party for its fair value as of December 31, 2022.
(2)    CRE 4 was granted a 3 year extension through August 6, 2025, with a principal pay down of $16.2 million.
(3) CRE 5, 6, and 7 were each granted a one-year extension through November 6, 2023.
(4)    During July 2022, the SBC 3 loan was granted a six month extension through January 6, 2023, with a 25 bps increase in rate and a 25 bps extension fee. Subsequently, in January 2023, the SBC 3 loan was partially paid down by $750 thousand and was granted another extension through August 4, 2023 with a 50 bps extension fee.

Commercial Loan Payoffs

On September 16, 2022, CRE 8, which had an outstanding principal balance of $4.4 million collateralized by assisted living facilities, was paid off in full.

CRE 3 Loan

As of December 31, 2022, the CRE 3 junior mezzanine loan with an outstanding principal balance of $90.0 million was non-performing and past its maturity date of June 29, 2021. On October 25, 2022, the senior mezzanine lender notified the Company that it had consummated a strict foreclosure under the Uniform Commercial Code of its equity interest in the mortgage borrower, which had the effect of foreclosing out the Company’s subordinate pledge of equity in the retail facility that served as collateral for the junior mezzanine loan. As a result, as of December 31, 2022, the Company’s junior mezzanine loan remained outstanding but without the benefit of the primary collateral supporting the loan.

As a result of the foreclosure noted above, the Company marked down the value of its investment in the CRE 3 junior mezzanine loan from $26.9 million at June 30, 2022 to $8.8 million at September 30, 2022. On February 3, 2023, the CRE 3 loan was sold to an unaffiliated third party for its fair value at December 31, 2022 of $8.8 million.

Commercial Real Estate Owned

In February 2022, the Company along with other Hotel REO investors, sold the unencumbered hotel property which was foreclosed on in the third quarter of 2021 for $55.9 million. The Company and the other investors fully recovered their aggregate initial investment of $42.0 million. The Company and other investors recognized a gain on the sale of approximately $12.2 million.

PORTFOLIO FINANCING AND HEDGING

Financing

The following table sets forth additional information regarding the Company's portfolio financing arrangements as of December 31, 2022 (dollars in thousands):

Securities Pledged	Repurchase Agreement Borrowings	Weighted Average Interest Rate on Borrowings Outstanding at end of period	Weighted Average Remaining Maturity (days)
Short Term Borrowings:
Agency RMBS	$293	4.78%	32
Non-Agency RMBS(1)	48,237	7.50%	26
Residential Whole Loans(2)	—	—%	0
Residential Bridge Loans(2)	—	—%	0
Commercial Loans(2)	—	—%	0
Other securities	1,776	7.09%	17
Total short-term borrowings	50,306	7.47%	26
Long Term Borrowings:
Non-Agency CMBS and Non-Agency RMBS Facility
Non-Agency CMBS(1)	55,154	6.30%	122
Non-Agency RMBS	19,129	6.30%	122
Other Securities	16,863	6.30%	122
Subtotal	91,146	6.30%	122
Residential Whole Loan Facility
Residential Whole Loans(2)	3,633	6.66%	298
Commercial Whole Loan Facility
Commercial Loans	48,032	6.13%	307
Total long-term borrowings	142,811	6.25%	189
Repurchase agreements borrowings	$193,117	6.57%	146
(1)Includes repurchase agreement borrowings on securities eliminated upon VIE consolidation.
(2)Repurchase agreement borrowings on loans owned are through trust certificates. The trust certificates are eliminated in consolidation.

Residential Whole Loan Facility

The facility was recently extended on November 9, 2022 and matures on October 25, 2023. It bears interest at a rate of SOFR plus 2.25%, with a SOFR floor of 0.25%. We finance our Non-QM Residential Whole Loans held in RMI 2015 Trust under this facility. As of December 31, 2022, the Company has outstanding borrowings of $3.6 million. The borrowings are secured by $3.2 million in Non-QM loans and one REO property with a carrying value of $2.3 million as of December 31, 2022.
Commercial Whole Loan Facility
The facility was recently extended on November 9, 2022 and matures on November 3, 2023. It bears interest at a rate of SOFR plus 2.25%. As of December 31, 2022, the outstanding balance under this facility was $48.0 million. The borrowing is secured by the performing commercial loans that are held in CRE LLC, with an estimated fair market value of $66.9 million as of December 31, 2022.

Non-Agency CMBS and Non-Agency RMBS Facility

The facility was extended on May 2, 2022 and matures on May 2, 2023. It bears interest at a rate of SOFR plus 2.00%. As of December 31, 2022, the outstanding balance under this facility was $91.1 million. The borrowing is secured by investments with an estimated fair market value of $129.9 million as of December 31, 2022.

Convertible Senior Unsecured Notes

2022 Notes

As of December 31, 2022, the Company had repaid in full the aggregate principal amount outstanding of the 2022 Notes upon their maturity on October 1, 2022.

2024 Notes

As of December 31, 2022, the Company had $86.3 million aggregate principal amount outstanding of the 2024 Notes. The 2024 Notes mature on September 15, 2024, unless earlier converted, redeemed by the holders pursuant to their terms or repurchased by us, and are not redeemable by us except during the final three months prior to maturity.

Residential Mortgage-Backed Notes

As of December 31, 2022, the Company had completed four Residential Whole Loan securitizations. The mortgage-backed notes are non-recourse to the Company and effectively financed $1.1 billion of Residential Whole Loans as of December 31, 2022.

Arroyo 2019-2

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo 2019-2 securitization trust at December 31, 2022 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:
Class A-1	$168,131	3.3%	$168,131	4/25/2049
Class A-2	9,017	3.5%	9,017	4/25/2049
Class A-3	14,286	3.8%	14,286	4/25/2049
Class M-1	25,055	4.8%	25,055	4/25/2049
Subtotal	$216,489		$216,489
Less: Unamortized Deferred Financing Costs	N/A		2,604
Total	$216,489		$213,885

The Company retained the subordinate bonds, and these bonds had a fair market value of $27.0 million on December 31, 2022. The retained Arroyo 2019-2 subordinate bonds are eliminated in consolidation.

Arroyo 2020-1

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo 2020-1 securitization trust at December 31, 2022 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:
Class A-1A	$74,425	1.7%	$74,425	3/25/2055
Class A-1B	8,831	2.1%	8,831	3/25/2055
Class A-2	13,518	2.9%	13,518	3/25/2055
Class A-3	17,963	3.3%	17,963	3/25/2055
Class M-1	11,739	4.3%	11,739	3/25/2055
Subtotal	126,476		126,476
Less: Unamortized Deferred Financing Costs	N/A		1,542
Total	$126,476		$124,934

The Company retained the subordinate bonds and these bonds had a fair market value of $19.3 million at December 31, 2022. The retained Arroyo 2020-1 subordinate bonds are eliminated in consolidation.

Arroyo 2022-1

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo 2022-1 securitization trust at December 31, 2022 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:
Class A-1A	$212,307	2.5%	$194,438	12/25/2056
Class A-1B	82,942	3.3%	73,259	12/25/2056
Class A-2	21,168	3.6%	17,054	12/25/2056
Class A-3	28,079	3.7%	21,308	12/25/2056
Class M-1	17,928	3.7%	12,160	12/25/2056
Subtotal	362,424		318,219
Less: Unamortized Deferred Financing Costs	N/A		—
Total	$362,424		$318,219

The Company retained the subordinate bonds and these bonds had a fair market value of $33.1 million at December 31, 2022. The retained Arroyo 2022-1 subordinate bonds are eliminated in consolidation.

Arroyo 2022-2

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo 2022-2 securitization trust at December 31, 2022 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:
Class A-1	$267,533	5.0%	$260,217	7/25/2057
Class A-2	22,773	5.0%	21,983	7/25/2057
Class A-3	27,749	5.0%	26,619	7/25/2057
Class M-1	17,694	5.0%	15,216	7/25/2057
Subtotal	335,749		324,035
Less: Unamortized Deferred Financing Costs	N/A		—
Total	$335,749		$324,035

The Company retained the subordinate bonds and these bonds had a fair market value of $40.2 million at December 31, 2022. The retained Arroyo 2022-2 subordinate bonds are eliminated in consolidation.

Commercial Mortgage-Backed Notes

CSMC 2014 USA

The following table summarizes CSMC 2014 USA's commercial mortgage pass-through certificates at December 31, 2022 (dollars in thousands), which is non-recourse to the Company:

Classes	Principal Balance	Coupon	Fair Value	Contractual Maturity
Class A-1	$120,391	3.3%	$108,591	9/11/2025
Class A-2	531,700	4.0%	477,678	9/11/2025
Class B	136,400	4.2%	115,782	9/11/2025
Class C	94,500	4.3%	76,304	9/11/2025
Class D	153,950	4.4%	113,229	9/11/2025
Class E	180,150	4.4%	99,858	9/11/2025
Class F	153,600	4.4%	77,242	9/11/2025
Class X-1(1)	n/a	0.7%	7,430	9/11/2025
Class X-2(1)	n/a	0.2%	1,497	9/11/2025
	$1,370,691		$1,077,611
(1) Class X-1 and X-2 are interest-only classes with notional balances of $652.1 million and $733.5 million as of December 31, 2022, respectively.

The above table does not reflect the portion of the class F bond held by the Company because the bond is eliminated in consolidation. The Company's ownership interest in the F bonds represents a controlling financial interest, which resulted in the consolidation of the trust during the quarter. The bond had a fair market value of $7.5 million on December 31, 2022. The securitized debt of the CSMC USA can only be settled with the commercial loan with an outstanding principal balance of approximately $1.4 billion at December 31, 2022, that serves as collateral and is non-recourse to the Company.

Derivatives Activity

The following table summarizes the Company’s other derivative instruments at December 31, 2022 (dollars in thousands):

Other Derivative Instruments	Notional Amount	Fair Value
Interest rate swaps, asset	$60,000	$1
Other derivative instruments, assets		1

Interest rate swaps, liability	98,000	(61)
Total other derivative instruments, liabilities		(61)
Total other derivative instruments, net		$(60)

DIVIDEND

For the year ended December 31, 2022, the Company declared quarterly dividends for a total annual dividend of $1.60, generating a dividend yield of approximately 17.6% based on the closing price of the Company's common stock of $9.11 at December 31, 2022.

CONFERENCE CALL

The Company will host a conference call with a live webcast tomorrow, March 3, 2023, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time, to discuss financial results for the fourth quarter and year ended December 31, 2022.

Individuals interested in participating in the conference call may do so by dialing (866) 235-9914 from the United States, or (412) 902-4115 from outside the United States and referencing “Western Asset Mortgage Capital Corporation.” Those interested in listening to the conference call live via the Internet may do so by visiting the Investor Relations section of the Company’s website at www.westernassetmcc.com.

The Company is enabling investors to pre-register for the earnings conference call so that they can expedite their entry into the call and avoid the need to wait for a live operator. In order to pre-register for the call, investors can visit https://dpregister.com/sreg/10175707/f5ed520283 and enter in their contact information. Investors will then be issued a personalized phone number and pin to dial into the live conference call. Individuals can pre-register any time prior to the start of the conference call tomorrow.

A telephone replay will be available through March 10, 2023 by dialing (877) 344-7529 from the United States, or (412) 317-0088 from outside the United States, and entering conference ID 1314258. A webcast replay will be available for 90 days.

ABOUT WESTERN ASSET MORTGAGE CAPITAL CORPORATION

Western Asset Mortgage Capital Corporation is a real estate investment trust that invests in, acquires and manages a diverse portfolio of assets, with a focus on residential real estate related investments, including non-qualified mortgage loans, non-agency RMBS and other related investments. The Company’s investment strategy may change, subject to the Company’s stated investment guidelines, and is based on its manager Western Asset Management Company, LLC's perspective of which mix of portfolio assets it believes provide the Company with the best risk-reward opportunities at any given time. The Company is externally managed and advised by Western Asset Management Company, LLC, an investment advisor registered with the Securities and Exchange Commission and a wholly-owned subsidiary of Franklin Resources, Inc. Please visit the Company’s website at www.westernassetmcc.com.
FORWARD-LOOKING STATEMENTS
This press release contains statements that constitute “forward-looking statements.” For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in such sections. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control.

Operating results are subject to numerous conditions, many of which are beyond the control of the Company, including, without limitation, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage related investments; and legislative and regulatory changes that could adversely affect the business of the Company.

Other factors are described in Risk Factors section of the Company’s annual report on Form 10-K for the period ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”). The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

USE OF NON-GAAP FINANCIAL INFORMATION

In addition to the results presented in accordance with GAAP, this release includes certain non-GAAP financial information, including Distributable Earnings, Distributable Earnings per share, Economic return on book/economic value, and certain financial metrics derived from non-GAAP information, such as weighted average yield, including IO securities; weighted average effective cost of financing, including swaps; weighted average net interest margin, including IO securities and swaps, which constitute non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. We believe that these measures presented in this release, when considered together with GAAP financial measures, provide information that is useful to investors in understanding our borrowing costs and net interest income, as viewed by us. An analysis of any non-GAAP financial measure should be made in conjunction with results presented in accordance with GAAP.

###

Investor Relations Contact:	Media Contact:
Larry Clark	Tricia Ross
Financial Profiles, Inc.	Financial Profiles, Inc.
(310) 622-8223	(310) 622-8226
lclark@finprofiles.com	tross@finprofiles.com

-Financial Tables to Follow-

Western Asset Mortgage Capital Corporation and Subsidiaries
Consolidated Balance Sheets
(dollars in thousands—except share and per share data)

	December 31, 2022	December 31, 2021
Assets:
Cash and cash equivalents	$18,011	$40,193
Restricted cash	248	260
Agency mortgage-backed securities, at fair value ($249 and $1,172 pledged as collateral, at fair value, respectively)	767	1,172
Non-Agency mortgage-backed securities, at fair value ($100,115 and $123,947 pledged as collateral, at fair value, respectively)	109,122	133,127
Other securities, at fair value ($27,262 and $51,648 pledged as collateral, at fair value, respectively)	27,262	51,648
Residential Whole Loans, at fair value ($1,089,914 and $1,023,502 pledged as collateral, at fair value, respectively)	1,091,145	1,023,502
Residential Bridge Loans (None and $5,207 pledged as collateral, respectively)	2,849	5,428
Securitized commercial loan, at fair value	1,085,103	1,355,808
Commercial Loans, at fair value ($66,864 and $101,459 pledged as collateral, at fair value, respectively)	90,002	130,572
Investment related receivable	5,960	22,133
Interest receivable	11,330	11,823
Due from counterparties	6,574	4,565
Derivative assets, at fair value	1	105
Other assets	4,860	45,364
Total Assets (1)	$2,453,234	$2,825,700
Liabilities and Stockholders’ Equity:
Liabilities:
Repurchase agreements, net	$193,117	$617,189
Convertible senior unsecured notes, net	83,522	119,168
Securitized debt, net ($1,719,865 and $1,344,370 at fair value and $128,217 and $180,116 held by affiliates, respectively)	2,058,684	1,863,488
Interest payable (includes $655 and $699 on securitized debt held by affiliates, respectively)	12,794	10,272
Due to counterparties	300	—
Derivative liability, at fair value	61	602
Accounts payable and accrued expenses	3,201	4,842
Payable to affiliate	4,028	1,925
Dividend payable	2,415	3,623
Other liabilities	300	262
Total Liabilities (2)	2,358,422	2,621,371
Commitments and contingencies
Stockholders’ Equity:
Common stock, $0.01 par value, 50,000,000 shares authorized, and 6,038,012 and 6,038,012 outstanding, respectively	60	60
Preferred stock, $0.01 par value, 100,000,000 shares authorized and no shares outstanding	—	—
Treasury stock, at cost, 57,981 and 57,981 shares held, respectively	(1,665)	(1,665)
Additional paid-in capital	919,238	918,695
Retained earnings (accumulated deficit)	(822,829)	(723,981)
Total Stockholders’ Equity	94,804	193,109
Non-controlling interest	8	11,220
Total Equity	94,812	204,329
Total Liabilities and Stockholders’ Equity	$2,453,234	$2,825,700

Western Asset Mortgage Capital Corporation and Subsidiaries
Consolidated Balance Sheets (Continued)
(dollars in thousands—except share and per share data)

	December 31, 2022	December 31, 2021
(1) Assets of consolidated VIEs included in the total assets above:
Cash and cash equivalents	$—	$266
Restricted cash	248	260
Residential Whole Loans, at fair value ($1,089,914 and $1,023,502 pledged as collateral, at fair value, respectively)	1,091,145	1,023,502
Residential Bridge Loans (None and $5,207 pledged as collateral, respectively)	2,849	5,207
Securitized commercial loan, at fair value	1,085,103	1,355,808
Commercial Loans, at fair value (None and $14,362 pledged as collateral, respectively)	14,362	14,362
Investment related receivable	5,914	22,087
Interest receivable	10,182	10,572
Other assets	509	—
Total assets of consolidated VIEs	$2,210,312	$2,432,064
(2) Liabilities of consolidated VIEs included in the total liabilities above:
Securitized debt, net ($1,719,865 and $1,344,370 at fair value and $128,217 and $180,116 held by affiliates, respectively)	$2,058,684	$1,863,488
Interest payable (includes $655 and $699 on securitized debt held by affiliates, respectively)	8,303	6,480
Accounts payable and accrued expenses	43	78
Other liabilities	248	$260
Total liabilities of consolidated VIEs	$2,067,278	$1,870,306

Western Asset Mortgage Capital Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands—except share and per share data)

	Three Months Ended(1)				The Year Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022
Net Interest Income
Interest income	$42,094	$41,406	$39,577	$35,642	$158,719
Interest expense	37,323	35,707	33,342	31,359	137,732
Net Interest Income	4,771	5,699	6,235	4,283	20,987
Other Income (Loss)
Realized gain (loss) on sale of investments, net	(3,118)	(35)	(45,661)	12,145	(36,669)
Unrealized gain (loss), net	2,427	(43,582)	16,185	(38,903)	(63,874)
Gain (loss) on derivative instruments, net	(381)	4,882	4,781	6,936	16,218
Other, net	105	(61)	(46)	(145)	(147)
Other Income (Loss)	(967)	(38,796)	(24,741)	(19,967)	(84,472)
Expenses
Management fee to affiliate	991	850	1,002	1,100	3,942
Other operating expenses	452	343	262	296	1,353
Transaction costs	721	2,635	344	2,611	6,311
General and administrative expenses:
Compensation expense	507	515	130	498	1,650
Professional fees	1,597	1,626	1,552	1,256	6,031
Other general and administrative expenses	475	676	637	736	2,523
Total general and administrative expenses	2,579	2,817	2,319	2,490	10,204
Total Expenses	4,743	6,645	3,927	6,497	21,810
Income (loss) before income taxes	(938)	(39,742)	(22,433)	(22,181)	(85,295)
Income tax provision (benefit)	(105)	266	(46)	56	171
Net income (loss)	(833)	$(40,008)	$(22,387)	$(22,237)	$(85,466)
Net income attributable to non-controlling interest	(5)	2	—	3,616	3,613
Net income (loss) attributable to common stockholders and participating securities	$(828)	$(40,010)	$(22,387)	$(25,853)	$(89,079)
Net income (loss) per Common Share – Basic	$(0.14)	$(6.63)	$(3.71)	$(4.30)	$(14.77)
Net income (loss) per Common Share – Diluted	$(0.14)	$(6.63)	$(3.71)	$(4.30)	$(14.77)
Dividends Declared per Share of Common Stock	$0.40	$0.40	$0.40	$0.40	$1.60

(1)    Consolidated Statements of Operations for each of the three months ended March 31, 2022, June 30, 2022, September 30, 2022, and December 31, 2022 are unaudited.

Reconciliation of GAAP Net Income to Non-GAAP Distributable Earnings
(Unaudited)
(dollars in thousands—except share and per share data)

The table below reconciles Net Income (Loss) to Distributable Earnings for each of the three months ended March 31, 2022, June 30, 2022, September 30, 2022, and December 31, 2022, and the year ended December 31, 2022:

	Three Months Ended						The Year Ended
	December 31, 2022		September 30, 2022	June 30, 2022		March 31, 2022	December 31, 2022
Net Income (loss) attributable to common stock holders and participating securities	$(828)		$(40,010)	$(22,387)		$(25,853)	$(89,079)
Income tax provision (benefit)	(105)		266	(46)		56	171
Net income (loss) before income tax	(933)		(39,744)	(22,433)	-22433000	(25,797)	(88,908)

Adjustments:
Investments:
Unrealized (gain) loss on investments, securitized debt and other liabilities	(2,427)		43,582	(16,185)		38,903	63,874
Realized (gain) loss on sale of investments	4,096		33	45,582		(8,713)	40,204
One-time transaction costs	716		2,632	336		2,740	6,424

Derivative Instruments:
Net realized (gain) loss on derivatives	—		(929)	(6,513)		(5,540)	(12,003)
Unrealized (gain) loss on derivatives	294		(3,636)	1,498		(1,655)	(3,499)
		108
Other:
Realized (gain) loss on extinguishment of convertible senior unsecured notes	—		2	79		53	(50)
Amortization of discount on convertible senior note	172		209	216		223	820
Other non-cash adjustments	—		—	—		—	—
Non-cash stock-based compensation expense	100		100	70		165	435
Total adjustments	2,951		41,994	25,083		26,176	96,205
Distributable Earnings – Non-GAAP	2,018		2,250	2,650		379	7,297
Basic and Diluted Distributable Earnings per Common Share and Participating Securities	$0.33		$0.37	$0.44		$0.06	$1.20
Basic weighted average common shares and participating securities	6,038,012		6,038,010	6,038,010		6,038,010	6,038,012
Diluted weighted average common shares and participating securities	6,038,012		6,038,010	6,038,010		6,038,010	6,038,012

Alternatively, our Distributable Earnings can also be derived as presented in the table below by starting net interest income     adding interest income on Interest-Only Strips accounted for as derivatives and other derivatives, and net interest expense incurred on interest rate swaps and foreign currency swaps and forwards to arrive at adjusted net interest income (a Non-GAAP financial measure). Then subtracting total expenses, adding non-cash stock-based compensation, adding one-time transaction costs, adding amortization of discount on convertible senior unsecured notes, and adding interest income on cash balances and other income (loss), net:

	Three months ended				The Year Ended
(dollars in thousands)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022
Net interest income	$4,771	$5,699	$6,235	$4,283	$20,987
Interest income from IOs and IIOs accounted for as derivatives	9	11	12	17	49
Net interest income from interest rate swaps	882	298	(262)	(291)	628
Adjusted net interest income	5,662	6,008	5,985	4,009	21,664
Total expenses	(4,742)	(6,645)	(3,927)	(6,497)	(21,810)
Non-cash stock-based compensation	100	100	70	165	435
Non-cash adjustments	—	—	—	—	—
One-time transaction costs	716	2,632	336	2,740	6,424
Amortization of discount on convertible unsecured senior notes	172	209	216	223	820
Interest income on cash balances and other income (loss), net	105	(52)	(30)	(130)	(108)
Income attributable to non-controlling interest	5	(2)	—	(131)	(128)
Distributable Earnings	$2,018	$2,250	$2,650	$379	$7,297

Reconciliation of GAAP Book Value to Non-GAAP Economic Book Value
(dollars in thousands)
(Unaudited)

	December 31, 2022
	Amount	Per Share
GAAP Book Value at September 30, 2022	$97,948	$16.22
Equity portion of the convertible senior unsecured notes	—	—
Repurchase of common stock	—	N/A
Common dividend	(2,415)	(0.40)
	95,533	15.82
Portfolio Income
Net Interest Margin	5,769	0.96
Realized gain (loss), net	(4,096)	(0.68)
Unrealized gain (loss), net	2,133	0.35
Net portfolio income	3,806	0.63

Operating expenses	(2,162)	(0.36)
General and administrative expenses, excluding equity based compensation	(2,478)	(0.41)
Provision for taxes	105	0.02
GAAP Book Value at December 31, 2022	$94,804	$15.70

Adjustments to deconsolidate VIEs and reflect the Company's interest in the securities owned
Arroyo 2019-2	$906	$0.15
Arroyo 2020-1	8,496	1.41
Arroyo 2022-1	(117)	(0.02)
Arroyo 2022-2	(82)	(0.01)
Economic Book Value at December 31, 2022	$104,007	$17.23

Adjustments to deconsolidate VIEs and reflect the Company's interest in the securities owned
Deconsolidation of VIEs assets	$(2,184,881)	$(361.85)
Deconsolidation VIEs liabilities	2,067,003	342.33
Interest in securities of VIEs owned, at fair value	127,081	21.05
Economic Book Value at December 31, 2022	$104,007	$17.23

"Economic Book value" is a non-GAAP financial measure of our financial position on an unconsolidated basis. The Company owns certain securities that represent a controlling variable interest, which under GAAP requires consolidation; however, the Company's economic exposure to these variable interests is limited to the fair value of the individual investments. Economic book value is calculated by adjusting the GAAP book value by 1) adding the fair value of the retained interest or acquired security of the VIEs (CSMC USA, Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1, and Arroyo 2022-2) held by the Company, which were priced by independent third-party pricing services and 2) removing the asset and liabilities associated with each of consolidated trusts (CSMC 2020, Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1, and Arroyo 2022-2). Management believes that economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the actual financial interest of these investments irrespective of the variable interest consolidation model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for Stockholders' Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

Reconciliation of Effective Cost of Funds
(dollars in thousands)
(Unaudited)

The following table reconciles the Effective Cost of Funds (Non-GAAP financial measure) with interest expense for each of the three months ended December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022:

	Three Months Ended
	December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022
	Interest	Effective Borrowing Costs	Interest	Effective Borrowing Costs	Interest	Effective Borrowing Costs	Interest	Effective Borrowing Costs
Interest expense	$37,324	5.64%	$35,707	5.20%	$33,342	5.01%	$31,359	4.99%
Adjustments:
Interest expense on Securitized debt from consolidated VIEs	(21,279)	(6.61)%	(21,132)	(6.60)%	(20,979)	(6.65)%	(20,829)	(6.71)%
Net interest (received) paid - interest rate swaps	(883)	(0.13)%	(298)	(0.04)%	262	0.04%	291	5.00%
Effective Borrowing Costs	$15,162	4.46%	$14,277	3.90%	$12,625	3.60%	$10,821	3.41%
Weighted average borrowings	$1,347,321		$1,452,090		$1,405,317		$1,288,592

The following table reconciles the Effective Cost of Funds (Non-GAAP financial measure) with interest expense for the years ended December 31, 2022 and 2021:

	The Year Ended
	December 31, 2022		December 31, 2021
	Interest	Effective Borrowing Costs	Interest	Effective Borrowing Costs
Interest expense	$137,732	5.22%	$136,910	5.17%
Adjustments:
Interest expense on Securitized debt from consolidated VIEs	(84,219)	(6.64)%	(87,635)	(6.31)%
Net interest (received) paid - interest rate swaps	(628)	(0.02)%	(109)	—%
Effective Borrowing Costs	$52,885	3.85%	$49,166	3.90%
Weighted average borrowings	$1,372,019		$1,259,264

Reconciliation of Net Interest Margin
(dollars in thousands)
(Unaudited)

The following table reconciles annualized Net Interest Margin (Non-GAAP financial measure) for the three months ended December 31, 2022:

Three Months Ended December 31, 2022	Average Amortized Cost of Assets(1)	Total Interest Income(2)	Yield on Average Assets
Investments
Agency RMBS	$900	$12	5.29%
Non-Agency CMBS	106,640	2,308	8.59%
Non-Agency RMBS	35,734	445	4.94%
Residential whole loans	1,208,686	13,557	4.45%
Residential bridge loans	4,403	1,159	104.43%
Commercial loans	175,783	1,489	3.36%
Securitized commercial loans	1,294,829	22,214	6.81%
Other securities	42,935	919	8.49%
Total investments	2,869,910	42,103	5.82%
Adjustments:
Securitized commercial loans from consolidated VIEs	(1,294,829)	(22,214)	6.81%
Investments in consolidated VIEs eliminated in consolidation	14,137	222	6.23%
Adjusted total investments	$1,589,218	$20,111	5.02%

	Average Carrying Value	Total Interest Expense	Average Effective Cost of Funds
Borrowings
Repurchase agreements	$223,008	$3,888	6.92%
Convertible senior unsecured notes, net	83,386	1,865	8.87%
Securitized debt	2,317,644	31,571	5.40%
Interest rate swaps	n/a	(883)	(0.13)%
Total borrowings	2,624,038	36,441	5.52%
Adjustments:
Securitized debt from consolidated VIEs(3)	(1,276,717)	(21,279)	6.61%
Adjusted total borrowings	$1,347,321	$15,162	4.46%

Adjusted net investment income and net interest margin		$4,949	1.24%

(1)Includes Agency and Non-Agency Interest-Only Strips accounted for as derivatives.
(2)Refer to the table in the Non-GAAP Financial Measures section of the Company's Form 10-K for components of interest income.
(3)Includes only the third-party sponsored securitized debt from CSMC USA.